                                                                Exhibit 24.1


                           THE J. M. SMUCKER COMPANY



                           REGISTRATION ON FORM 10-K



                               POWER OF ATTORNEY





         KNOW ALL MEN BY THESE PRESENTS, that LENA C. BAILEY, director of The
J. M. Smucker Company, hereby appoints Timothy P. Smucker, Richard K. Smucker, and Steven J. Ellcessor, and each of them, with full power of substitution, as attorney or attorneys of the undersigned, to execute an Annual Report on Form 10-K for the fiscal year ended April 30, 1995, in a form that The J. M. Smucker Company deems appropriate and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, all pursuant to applicable legal provisions, with full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned director might or could do in person, in furtherance of the foregoing.





                                    /s/ Lena C. Bailey
                                    --------------------------------------
                                    Director

                                                                Exhibit 24.2

                           THE J. M. SMUCKER COMPANY



                           REGISTRATION ON FORM 10-K



                               POWER OF ATTORNEY





         KNOW ALL MEN BY THESE PRESENTS, that WILLIAM P. BOYLE, JR., director of The J. M. Smucker Company, hereby appoints Timothy P. Smucker, Richard K. Smucker, and Steven J. Ellcessor, and each of them, with full power of substitution, as attorney or attorneys of the undersigned, to execute an Annual Report on Form 10-K for the fiscal year ended April 30, 1995, in a form that The J. M. Smucker Company deems appropriate and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, all pursuant to applicable legal provisions, with full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned director might or could do in person, in furtherance of the foregoing.



                                    /s/ William P. Boyle, Jr.
                                    --------------------------------------
                                    Director

                                                                Exhibit 24.3

                           THE J. M. SMUCKER COMPANY



                           REGISTRATION ON FORM 10-K



                               POWER OF ATTORNEY





         KNOW ALL MEN BY THESE PRESENTS, that RICHARD G. JIRSA, corporate controller of The J. M. Smucker Company, hereby appoints Timothy P. Smucker, Richard K. Smucker, and Steven J. Ellcessor, and each of them, with full power of substitution, as attorney or attorneys of the undersigned, to execute an Annual Report on Form 10-K for the fiscal year ended April 30, 1995, in a form that The J. M. Smucker Company deems appropriate and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, all pursuant to applicable legal provisions, with full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned corporate controller might or could do in person, in furtherance of the foregoing.




                              /s/ Richard G. Jirsa
                              ------------------------------------------
                              Corporate Controller

                                                                Exhibit 24.4



                           THE J. M. SMUCKER COMPANY



                           REGISTRATION ON FORM 10-K



                               POWER OF ATTORNEY





         KNOW ALL MEN BY THESE PRESENTS, that RUSSELL G. MAWBY, director of The
J. M. Smucker Company, hereby appoints Timothy P. Smucker, Richard K. Smucker, and Steven J. Ellcessor, and each of them, with full power of substitution, as attorney or attorneys of the undersigned, to execute an Annual Report on Form 10-K for the fiscal year ended April 30, 1995, in a form that The J. M. Smucker Company deems appropriate and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, all pursuant to applicable legal provisions, with full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned director might or could do in person, in furtherance of the foregoing.




                                    /s/ Russell G. Mawby
                                    -------------------------------------
                                    Director

                                                                Exhibit 24.5

                           THE J. M. SMUCKER COMPANY



                           REGISTRATION ON FORM 10-K



                               POWER OF ATTORNEY





         KNOW ALL MEN BY THESE PRESENTS, that CHARLES S. MECHEM, JR., director of The J. M. Smucker Company, hereby appoints Timothy P. Smucker, Richard K. Smucker, and Steven J. Ellcessor, and each of them, with full power of substitution, as attorney or attorneys of the undersigned, to execute an Annual Report on Form 10-K for the fiscal year ended April 30, 1995, in a form that The J. M. Smucker Company deems appropriate and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, all pursuant to applicable legal provisions, with full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned director might or could do in person, in furtherance of the foregoing.




                                    /s/ Charles S. Mechem, Jr.
                                    -------------------------------------
                                    Director

                                                                Exhibit 24.6



                           THE J. M. SMUCKER COMPANY



                           REGISTRATION ON FORM 10-K



                               POWER OF ATTORNEY





         KNOW ALL MEN BY THESE PRESENTS, that ROBERT R. MORRISON, director of The J. M. Smucker Company, hereby appoints Timothy P. Smucker, Richard K. Smucker, and Steven J. Ellcessor, and each of them, with full power of substitution, as attorney or attorneys of the undersigned, to execute an Annual Report on Form 10-K for the fiscal year ended April 30, 1995, in a form that The J. M. Smucker Company deems appropriate and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, all pursuant to applicable legal provisions, with full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned director might or could do in person, in furtherance of the foregoing.




                                    /s/ Robert R. Morrison
                                    -------------------------------------
                                    Director

                                                                Exhibit 24.7



                           THE J. M. SMUCKER COMPANY



                           REGISTRATION ON FORM 10-K



                               POWER OF ATTORNEY





         KNOW ALL MEN BY THESE PRESENTS, that VERNON D. NETZLY, director of The
J. M. Smucker Company, hereby appoints Timothy P. Smucker, Richard K. Smucker, and Steven J. Ellcessor, and each of them, with full power of substitution, as attorney or attorneys of the undersigned, to execute an Annual Report on Form 10-K for the fiscal year ended April 30, 1995, in a form that The J. M. Smucker Company deems appropriate and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, all pursuant to applicable legal provisions, with full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned director might or could do in person, in furtherance of the foregoing.




                                    /s/ Vernon D. Netzly
                                    -------------------------------------
                                    Director

                                                                Exhibit 24.8

                           THE J. M. SMUCKER COMPANY



                           REGISTRATION ON FORM 10-K



                               POWER OF ATTORNEY





         KNOW ALL MEN BY THESE PRESENTS, that PAUL H. SMUCKER, director of The
J. M. Smucker Company, hereby appoints Timothy P. Smucker, Richard K. Smucker, and Steven J. Ellcessor, and each of them, with full power of substitution, as attorney or attorneys of the undersigned, to execute an Annual Report on Form 10-K for the fiscal year ended April 30, 1995, in a form that The J. M. Smucker Company deems appropriate and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, all pursuant to applicable legal provisions, with full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned director might or could do in person, in furtherance of the foregoing.




                                    /s/ Paul H. Smucker
                                    --------------------------------------
                                    Director

                                                                Exhibit 24.9

                           THE J. M. SMUCKER COMPANY



                           REGISTRATION ON FORM 10-K



                               POWER OF ATTORNEY





         KNOW ALL MEN BY THESE PRESENTS, that RICHARD K. SMUCKER, director of The J. M. Smucker Company, hereby appoints Timothy P. Smucker and Steven J. Ellcessor, and each of them, with full power of substitution, as attorney or attorneys of the undersigned, to execute an Annual Report on Form 10-K for the fiscal year ended April 30, 1995, in a form that The J. M. Smucker Company deems appropriate and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, all pursuant to applicable legal provisions, with full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned director might or could do in person, in furtherance of the foregoing.




                                    /s/ Richard K. Smucker
                                    --------------------------------------
                                    Director

                                                                Exhibit 24.10

                           THE J. M. SMUCKER COMPANY



                           REGISTRATION ON FORM 10-K



                               POWER OF ATTORNEY





         KNOW ALL MEN BY THESE PRESENTS, that TIMOTHY P. SMUCKER, director of The J. M. Smucker Company, hereby appoints Richard K. Smucker and Steven J. Ellcessor, and each of them, with full power of substitution, as attorney or attorneys of the undersigned, to execute an Annual Report on Form 10-K for the fiscal year ended April 30, 1995, in a form that The J. M. Smucker Company deems appropriate and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, all pursuant to applicable legal provisions, with full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned director might or could do in person, in furtherance of the foregoing.




                                    /s/ Timothy P. Smucker
                                    -------------------------------------
                                    Director

                                                                Exhibit 24.11

                           THE J. M. SMUCKER COMPANY



                           REGISTRATION ON FORM 10-K



                               POWER OF ATTORNEY





         KNOW ALL MEN BY THESE PRESENTS, that WILLIAM H. STEINBRINK, director of The J. M. Smucker Company, hereby appoints Timothy P. Smucker, Richard K. Smucker, and Steven J. Ellcessor, and each of them, with full power of substitution, as attorney or attorneys of the undersigned, to execute an Annual Report on Form 10-K for the fiscal year ended April 30, 1995, in a form that The J. M. Smucker Company deems appropriate and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, all pursuant to applicable legal provisions, with full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned director might or could do in person, in furtherance of the foregoing.




                                    /s/ William H. Steinbrink
                                    -------------------------------------
                                    Director

                                                                Exhibit 24.12

                           THE J. M. SMUCKER COMPANY



                           REGISTRATION ON FORM 10-K



                               POWER OF ATTORNEY





         KNOW ALL MEN BY THESE PRESENTS, that BENJAMIN B. TREGOE, JR., director of The J. M. Smucker Company, hereby appoints Timothy P. Smucker, Richard K. Smucker, and Steven J. Ellcessor, and each of them, with full power of substitution, as attorney or attorneys of the undersigned, to execute an Annual Report on Form 10-K for the fiscal year ended April 30, 1995, in a form that The J. M. Smucker Company deems appropriate and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, all pursuant to applicable legal provisions, with full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned director might or could do in person, in furtherance of the foregoing.




                                    /s/ Benjamin B. Tregoe, Jr.
                                    -------------------------------------
                                    Director

                                                                Exhibit 24.13

                           THE J. M. SMUCKER COMPANY



                           REGISTRATION ON FORM 10-K



                               POWER OF ATTORNEY





         KNOW ALL MEN BY THESE PRESENTS, that BARBARA TRUEMAN, director of The
J. M. Smucker Company, hereby appoints Timothy P. Smucker, Richard K. Smucker, and Steven J. Ellcessor, and each of them, with full power of substitution, as attorney or attorneys of the undersigned, to execute an Annual Report on Form 10-K for the fiscal year ended April 30, 1995, in a form that The J. M. Smucker Company deems appropriate and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, all pursuant to applicable legal provisions, with full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned director might or could do in person, in furtherance of the foregoing.




                                    /s/ Barbara Trueman
                                    -------------------------------------
                                    Director

                                                                Exhibit 24.14

                           THE J. M. SMUCKER COMPANY



                           REGISTRATION ON FORM 10-K



                               POWER OF ATTORNEY





         KNOW ALL MEN BY THESE PRESENTS, that WILLIAM WRIGLEY, JR., director of The J. M. Smucker Company, hereby appoints Timothy P. Smucker, Richard K. Smucker, and Steven J. Ellcessor, and each of them, with full power of substitution, as attorney or attorneys of the undersigned, to execute an Annual Report on Form 10-K for the fiscal year ended April 30, 1995, in a form that The J. M. Smucker Company deems appropriate and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, all pursuant to applicable legal provisions, with full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned director might or could do in person, in furtherance of the foregoing.




                                    /s/ William Wrigley, Jr.
                                    -------------------------------------
                                    Director